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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 23, 1996 included in the Annual Report on Form 10-K of Tom Brown, Inc. for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.





                                      ARTHUR ANDERSEN LLP






Houston, Texas
September 24, 1996